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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  October 12, 2001

                               ORGANOGENESIS INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       1-9898                 04-2871690
         --------                       ------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                                 150 Dan Road
                               Canton, MA  02021
                               -----------------
                        (Address of Principal Executive
                          Offices, including Zip Code)

      Registrant's telephone number, including area code:  (781) 575-0775

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ITEM 5.  OTHER EVENTS.

     On October 16, 2001, the Registrant issued a press release announcing that it had received an aggregate of $20.25 million from recent financing activities.

     The Registrant announced that it had received $10 million in connection with the exercise of its first put option pursuant to the Securities Purchase Agreement, dated as of February 23, 2001, between the Registrant and Novartis Pharma AG ("Novartis"). The Registrant issued to Novartis, in a private transaction, a 7% subordinated convertible promissory note in the aggregate principal amount of $10,000,000 with a maturity date of March 29, 2004, which subordinated convertible promissory note is convertible into 2,066,116 shares of the Registrant's common stock at a conversion price of $4.84 per share. In connection with the Securities Purchase Agreement, the Registrant entered into a Registration Rights Agreement, dated as of September 28, 2001, by and between the Registrant and Novartis pursuant to which the shares of common stock issuable to Novartis upon conversion of the subordinated convertible promissory note may be registered under certain circumstances.

     The Registrant also announced that it had received $7 million in connection with the sale and issuance of 1,670,645 shares of the Registrant's common stock pursuant to the terms of a Common Stock Purchase Agreement, dated as of October 12, 2001, by and between the Registrant and certain institutional and individual investors, including a director of the Registrant. The shares of common stock were sold to such institutional and individual investors pursuant to a takedown from the Registrant's existing shelf registration statement on Form S-3 [Reg. No. 333-93629] at a purchase price of $4.19 per share.

     The Registrant also announced that it had received $3.25 million in connection with the sale and issuance of 503,876 shares of the Registrant's common stock and warrants to purchase 62,009 shares of the Registrant's common stock to two of the Registrant's directors and one additional investor, in a private transaction, pursuant to a term sheet dated as of September 5, 2001.
The shares of common stock were sold to the two directors and one additional investor at a purchase price of $6.45 per share. The warrants to purchase shares of common stock are exercisable for a period of three years and have an exercise price of $8.55 per share. In connection with the term sheet, the Registrant entered into a Registration Rights Agreement, dated as of September 5, 2001, by and between the Registrant and the two directors and one additional investor pursuant to which the shares of common stock issuable to the two directors and one additional investor pursuant to the terms of the term sheet may be registered under certain circumstances.

     The information contained in the Press Release dated October 16, 2001 is incorporated herein by reference and attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits.

           Exhibit
           Number      Description
           -------     -----------

            99.1       The Registrant's Press Release dated October 16, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ORGANOGENESIS INC.
                                (REGISTRANT)


Date:  October 17, 2001         By:  /s/ John J. Arcari
                                     ------------------
                                     John J. Arcari
                                     Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number    Description
-------   -----------

99.1      The Registrant's Press Release dated October 16, 2001.

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